UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2005

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of Registrants as Specified in their Charters)

Delaware Delaware (State or Other Jurisdiction of Incorporation)	001-14387 001-13663 (Commission File Numbers)	06-1522496 06-1493538 (IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, CT (Address of Principal Executive Offices)		06830 (Zip Code)

Registrants’ telephone number, including area code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         The company on August 22, 2005 entered into the following agreements:

         1. The company entered into an Amendment Agreement dated as of August 22, 2005 with Joseph Ehrenreich. A copy of the Agreement is attached as Exhibit 99.1 hereto. Mr. Ehrenreich is vice president and general counsel of the company.

         2. The company entered into an Indemnification Agreement with each of the following officers: Alfred Colangelo, vice president finance; Elliot Mayer, vice president treasurer; and Joseph Sherk, vice president and corporate controller. The form of Indemnification Agreement is attached as exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

         99.1   Amendment Agreement dated as of August 22, 2005, between United Rentals, Inc., and Joseph Ehrenreich

         99.2   Form of Indemnification Agreement entered into with certain officers as described under Item 1.01

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of August, 2005.

UNITED RENTALS, INC.

     By: /s/ Alfred P. Colangelo
            —————————————
     Name: Alfred P. Colangelo
     Title:   Vice President, Finance

UNITED RENTALS (NORTH AMERICA), INC.

     By: /s/ Alfred P. Colangelo
            —————————————
     Name: Alfred P. Colangelo
Title: Vice President, Finance